CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2023

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the period ended September 30, 2023 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Sept. 30, 2023	June 30, 2023	Dec. 31, 2022
Net assets	$1,218,907,463	$1,235,924,219	$1,132,835,676
Net assets per share of Common Stock	43.63	44.18	40.48
Shares of Common Stock outstanding	27,939,274	27,976,386	27,988,252

Comparative operating results are as follows:

	Nine months ended September 30,
	2023		2022
Net investment income	$14,145,995		$14,204,186
Per share of Common Stock	.51	*	.52 *
Net realized gain on sale of investments	31,190,225		49,445,882
Increase (decrease) in net unrealized appreciation of investments	48,074,843		(292,946,449)
Increase (decrease) in net assets resulting from operations	93,411,063		(229,296,381)

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

During the nine months ended September 30, 2023, the Corporation purchased 48,978 shares of its Common Stock at an average price of $35.61. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd   Andrew J. O’Neill

630 Fifth Avenue

New York, NY 10111

November 3, 2023

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PRINCIPAL PORTFOLIO CHANGES

July 1 to September 30, 2023

(Common Stock unless specified otherwise)

(unaudited)

	Number of Shares
	Purchased	Sold	Held September 30, 2023
AerCap Holdings N.V.	50,000		450,000
American Express Company		20,000	230,000
Analog Devices, Inc.		5,000	440,000
Hess Corporation		55,000	365,000
JPMorgan Chase & Co.		30,000	200,000
Teledyne Technologies Incorporated	30,000		30,000
Visa Inc.	65,000		65,000

TEN LARGEST INVESTMENTS

(excluding short-term investments)

September 30, 2023

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$284.2	23.3%	1982
Analog Devices, Inc.	5.5	77.0	6.3	1987
Alphabet Inc.	26.0	65.4	5.4	2015
Progressive Corporation	25.7	60.6	5.0	2015
Hess Corporation	15.1	55.8	4.6	2017
AON plc	29.1	48.6	4.0	2020
Motorola Solutions, Inc.	6.8	46.3	3.8	2000
The Charles Schwab Corporation	25.7	38.4	3.2	2016
American Express Company	19.8	34.3	2.8	2015
Meta Platforms, Inc.	30.3	30.0	2.5	2021

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

David C. Colander

John C. Hill

Jay R. Inglis

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President

Marlene A. Krumholz, Vice President and Secretary

Andrew J. O’Neill, Vice President

Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 43078, Providence, RI 02940-3078

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY